UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 2, 2018

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07Submission of Matters to a Vote of Security Holders.

The Chemours Company (“Chemours”) held its annual meeting of shareholders on May 2, 2018 (the “Annual Meeting”).

At the Annual Meeting, shareholders voted (i) in favor of the election of the directors listed below; (ii) in favor of the advisory vote to approve named executive officer compensation; (iii) in favor of the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2018; and, (iv) below the eighty percent (80%) threshold needed to approve amendments to Chemours’ Amended and Restated Certificate of Incorporation to eliminate supermajority voting provisions with respect to certificate of incorporation and bylaw amendments.

The final voting results for each of these proposals are as follows:

Proposal 1 – Election of Directors to Serve One-Year Terms Expiring at the Annual Meeting of Stockholders in 2019

Nominee	For	Against	Abstain	Total	Broker Non-Vote
Curtis V. Anastasio	133,880,136	785,496	182,834	134,848,466	24,816,156
Bradley J. Bell	133,963,719	705,025	179,717	134,848,461	24,816,161
Richard H. Brown	134,258,843	429,285	160,332	134,848,460	24,816,162
Mary B. Cranston	133,979,400	718,497	150,560	134,848,457	24,816,165
Curtis J. Crawford	132,674,757	2,003,250	170,450	134,848,457	24,816,165
Dawn L. Farrell	134,334,675	357,876	155,911	134,848,462	24,816,160
Sean D. Keohane	134,375,481	300,458	172,525	134,848,464	24,816,158
Mark P. Vergnano	134,382,679	303,828	161,953	134,848,460	24,816,162

Proposal 2 – Advisory Vote to Approve Named Executive Officer Compensation

For	Against	Abstain	Total	Broker Non-Vote
130,073,012	4,244,483	530,950	134,848,445	24,816,177

Proposal 3 – Ratification of Selection of PricewaterhouseCoopers LLC for Fiscal Year 2018

For	Against	Abstain	Total	Broker Non-Vote
156,803,428	2,609,996	251,198	159,664,622	Not applicable

Proposal 4 – Approval of Amendments to the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions with respect to Certificate of Incorporation and Bylaw Amendments

For	Against	Abstain	Total	Broker Non-Vote
133,846,005	660,872	341,576	134,848,453	24,816,169

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and
Chief Financial Officer

Date:	May 4, 2018